Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,250,000.00
Previously Paid Amount	(0)
Total Fee Amount	803.78
Total Offset Amount	0.00
Net Fee	$ 803.78